EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is entered into as of March 18, 2016 by and among Rafael Solorio, (hereinafter known as the "SELLER"), and the "BUYER" identified on the signature page, concerning certain "STOCK", more fully identified on the signature page of this Agreement.

WHEREAS, the STOCK was issued by Sector 5, Inc., a Nevada corporation (hereinafter known as the ISSUER), a public company trading on the over the counter market;

WHEREAS, SELLER is the legal and/or beneficial owner of the STOCK, the STOCK is in the form of Fifteen Million (15,000,000) common shares of the "ISSUER" more fully identified on the signature page;

WHEREAS, SELLER desires to sell and transfer to BUYER and BUYER desires to purchase in a private transaction in accordance with the terms and conditions provided for herein the STOCK; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

ARTICLE I

PURCHASE AND SALE OF STOCK AND SECURITY

Section 1.1 SALE OF STOCK: Subject to the terms and conditions set forth in this Agreement, SELLER shall transfer and convey the STOCK to BUYER, free and clear of any and all liens, claims, and encumbrances, whatsoever, and BUYER shall purchase the STOCK from SELLER (the "TRANSACTION") by paying a total of $400,000.00.

Section 1.2 STATUS OF STOCK: It is agreed and understood that the STOCK to be sold pursuant to this Agreement is restricted stock, represent 75% voting control of the ISSUER, and were issued without registration under the Securities Act based upon a transaction exemption under Section 4(2) of the Securities Act.

Section 1.3 DEPOSIT & DELIVERY. Upon the execution of this Agreement, the SELLER shall immediately transfer the STOCK to the Escrow Agent, Law Offices of Joseph L. Pittera at 1308 Sartori Avenue, Suite 109 Torrance, California 90501, agreed upon by both BUYER and SELLER and the Escrow Agent shall hold in escrow the STOCK, and shall release the STOCK to BUYER upon the following conditions being met:

a. An OTC qualified fully reporting Company, and with newly re-audited financials from the Company's inception through March 18, 2016. SELLER shall deliver Sector 5, Inc. in this form at his own expense and upon delivery the BUYER shall instruct the Escrow Agent to release the $400,000.00.

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ARTICLE II

PRECONDITIONS TO CLOSING/DUE DILIGENCE

Section 2.1 CONDITIONS TO CONSUMMATION OF THE TRANSACTION: The respective obligations of the parties with respect to this TRANSACTION shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, (a) execution of this Stock Purchase Agreement by all parties; (b) absence of a material adverse change in the financial condition, business, properties, assets or prospects of the ISSUER prior to Closing, (c) satisfactory completion by the BUYER of due diligence; (d) confirmation that the representations and warranties of each party are true and accurate in all respects, and (e) delivery of Sector 5, Inc. in the form and manner established by Section 1.3(a).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

SELLER represents and warrants that at the time of the execution of this Agreement and at the Closing thereof:

Section 3.1 MARKETABLE TITLE: The SELLER shall convey to BUYER good and marketable title in and to the STOCK, free and clear of any and all liens, claims, encumbrances.

Section 3.2 AUTHORITY: The SELLER has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it;

Section 3.3 CONTRACTS: SELLER is not a party to any agreement, contract, or written understanding, which would prevent them from lawfully entering into this Agreement.

Section 3.4 FINANCIAL INFORMATION: SELLER has delivered all available requested information regarding the ISSUER and such information is true, complete, correct, and accurate.

Section 3.5 NO MATERIAL ADVERSE CHANGE: To the knowledge of the SELLER, since the date of the initiation of negotiations regarding this TRANSACTION, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the ISSUER (financial or otherwise), and no event has occurred or circumstance exists that may result in such a material adverse change.

Section 3.6 STOCKS OWNED BY SELLER WERE NOT REGISTERED: SELLER was issued stock by the Issuer for compensation.

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ARTICLE IV

REPRESENTATION AND WARRANTIES OF THE BUYER

The BUYER represents and warrants that:

Section 4.1 The BUYER is a sophisticated investor. The BUYER has the financial ability to bear the economic risk of this investment, has adequate means for providing for the current needs and contingencies of the BUYER and has no need for immediate liquidity with respect to the investment in the Company.

Section 4.2 The BUYER:

(a) has evaluated the risks of a purchase of the STOCK and has relied solely upon his counsel and his own investigation of the ISSUER together with the information and representations made by the SELLER contained herein this Agreement and any written information and documents provided to BUYER by the SELLER and/or the ISSUER;

(b) has been given the opportunity to ask questions of, and receive answers from, the ISSUER and the SELLER concerning terms and conditions of the STOCK and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in any documents provided in order for the BUYER to evaluate the merits and risks of the purchase of the STOCK to the extent the ISSUER or SELLER possess such information or could acquire it without unreasonable efforts or expense, and has not been furnished with any other offering literature upon which the BUYER has relied;

(c) has not been furnished by SELLER with any oral or written representation or oral or written information upon which the BUYER has relied in connection with the private purchase of the STOCK that is not contained, or referred to, in this Agreement;

(d) has investigated the acquisition of the STOCK to the extent the BUYER has deemed necessary;

(e) is an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended;

(f) has determined that the STOCK is a suitable investment for the BUYER and that, at this time, the BUYER could bear a complete loss of an investment in the STOCK purchased hereby; and

Section 4.3 The BUYER is not relying on the SELLER or the ISSUER or any of its affiliates or this Agreement with respect to the BUYER's tax consequences with respect to the BUYER's purchase of the STOCK.

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Section 4.4 No federal or state agency has passed upon the STOCK or made any finding or determination as to the fairness of this investment.

ARTICLE V

EXPENSES

Section 5.1 EXPENSES. Each of the parties shall be responsible for their own expenses in connection with this Agreement and consummation of the TRANSACTION contemplated hereby.

ARTICLE VI

THE CLOSING

Section 6.1 SELLER OBLIGATIONS: At the Closing, SELLER shall deliver to BUYER:

(a) Original Stock Certificate, together with executed stock powers, containing a Signature Guarantee acceptable to the Transfer Agent, Securities Transfer Corp. 2591 Dallas Parkway, Suite 102, and such other documents to show the authority of the SELLER to endorse and transfer the STOCK.

(b) All other instruments or documents as may be reasonably required to consummate the TRANSACTION contemplated by this Agreement.

Section 6.2 BUYERS' OBLIGATIONS: At the Closing, BUYER shall deliver to SELLER the following:

(a) The PURCHASE PRICE for the STOCK as set forth in this Agreement.

Section 6.3 THE CLOSING. The Closing shall occur on or before March 18, 2016 or if agreeable to both parties as soon thereafter as possible using reasonable diligence and efforts.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 ASSIGNMENT: Either party may assign or transfer their interest and/or rights under this Agreement without the prior written consent of the other provided that nothing contained herein shall relieve the original party of liability for any obligations contained herein.

Section 7.2 BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their personal representatives, executors, heirs, beneficiaries, successors, and permitted assigns, if any.

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Section 7.3 NOTICES: Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent postage prepaid, return receipt requested, addressed to the respective party at the address set forth on the signature page of this Agreement.

Section 7.4: GOVERNING LAW: This Agreement shall be governed and interpreted solely in accordance with the laws of the State of Nevada and applicable U.S. federal law, if any, and in each case without regard to their choice of laws principles.

Section 7.5: LEGAL FORM: The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement or have been given the right to be so represented.

Section 7.6: ENTIRE AGREEMENT: This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior, and contemporaneous, negotiations, agreements, and understandings, whether written or oral. This Agreement, or any provision herein, may not be changed, waived, discharged, or terminated, except by an express written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date first written above.

SELLER:

By:	/s/ Rafael Solorio
Name:	Rafael Solorio
Title:	an individual

BUYER:

By:	/s/ Roger B. McKeague
Name:	Kirkland Holding Co.
Title:	President

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Definitions used in the Agreement

ISSUER means Sector 5, Inc., a Nevada corporation.

PURCHASE PRICE for the STOCK means $400,000.

STOCK means 15,000,000 shares of common stock of the ISSUER.

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